UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 12, 2011

HECLA MINING COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-8491	77-0664171
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

6500 North Mineral Drive, Suite 200
Coeur d'Alene, Idaho 83815-9408
(Address of Principal Executive Offices) (Zip Code)

(208) 769-4100
(Registrant's Telephone Number, Including Area Code)

N/A
(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On December 12, 2011, Rio Grande Silver, Inc. (“RGS”), a wholly-owned subsidiary of Hecla Mining Company (“Hecla”), entered into a Purchase Sale Agreement (the “Agreement”) with Emerald Mining & Leasing, LLC (“EML”), Golden 8 Mining, LLC (“G8”), and AgX Resources, Inc. (“AgX”), (EML, G8, and AgX are collectively referred to as the “Sellers”).  The Sellers owned interests in certain property which were governed by a Joint Venture Agreement (“2008 JVA”) entered into between the EML, G8, and RGS on February 21, 2008.  Under the terms of the Agreement, RGS will purchase the Sellers’ undivided interests in certain property that had previously been part of the 2008 JV, in return for the issuance of 5,395,683 shares of Hecla common stock.

In addition, EML, G8, and RGS terminated the 2008 JVA, and entered into a new Joint Venture Agreement (“2011 JVA”) for the exploration, evaluation and possible development and mining of mineral resources on certain properties in Mineral County, State of Colorado.  EML, G8, and RGS shall manage and operate under the name of San Juan Silver Mining Joint Venture (the “Venture”), and RGS shall be the initial operator.

As part of their contribution to the Venture, G8 and EML shall contribute assets valued pursuant to the terms of the 2011 JVA at $1,700,000 and $1,300,000 respectively.  In return, RGS’s will contribute assets valued pursuant to the terms of the 2011 JVA at $7,000,000.

The Agreement is attached as Exhibit 10.1 and  incorporated by reference herein to provide you with information regarding its terms.  It is not intended to provide any other factual information about us.  Such information can be found elsewhere in other public filings we have made with the Securities and Exchange Commission, which are available without charge at www.sec.gov.

Item 3.02.  Unregistered Sales of Equity Securities.

San Juan Silver Mining Joint Venture

As described in Item 1.01 above, which is incorporated by reference into this Item 3.02, on December 12, 2011, Hecla issued 5,395,683 shares of Hecla Mining Company common stock (the “Shares”) in a private placement pursuant to Section 4(2) of the Securities Act in connection with the purchase of certain property interests in Mineral County in the State of Colorado.  The Shares are restricted as that term is defined under Rule 144.

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Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description

10.1	Purchase and Sale Agreement, dated November 21, 2011, by and among Emerald Mining & Leasing, LLC, Golden 8 Mining, LLC, AgX Resources, LLC, and Rio Grande Silver, Inc. *

*  Filed herewith.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:           December 13, 2011
Hecla Mining Company

By:	/s/ David C. Sienko
David C. Sienko
Vice President & General Counsel

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